Exhibit 10.2

FIFTH AMENDMENT

TO

LOAN AGREEMENT

This Fifth Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of March 30, 2007, is entered into by and between Integral Systems, Inc., a Maryland corporation (“Borrower”), and Bank of America, N.A. (the “Lender”) (said Amendment being referred to herein as “this Amendment”).

WITNESSETH:

WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of August 31, 2001, as amended by that certain First Modification to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 3, 2003, as further amended by that certain Second Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 25, 2004, as further amended by that certain Third Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of January 19, 2005, and as further amended by that certain letter, dated February 20, 2007, from Lender to Borrower (as so amended, the “Loan Agreement”); and

WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement as provided herein;

NOW THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto as set forth in the Loan Agreement):

SECTION 1. Amendment to Loan Agreement. Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

1.1 The definition of “Ending Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Ending Date” means April 30, 2007.

1.3 The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

SECTION 2. Representations and Warranties.

2.1 To induce the Lender to enter into this Amendment, the Borrower warrants and represents to the Lender that:

a. The Borrower’s books and records properly reflect the Borrower’s financial condition, and no material adverse change in the Borrower’s financial condition has occurred since the last date that the Borrower provided financial reports to the Lender.

b. No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing.

c. The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations.

d. The Borrower hereby represents and warrants that the Borrower’s representations and warranties set forth in the Loan Documents are true, accurate and correct as of the date hereof.

e. Borrower has the power and authority to enter into this Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower’s organizational documents.

f. This Amendment, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

g. The Borrower’s obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

SECTION 3. Collateral.

3.1 Borrower hereby reaffirms its grant to Lender of a lien on and security interest in the Collateral and hereby grants and regrants to Lender a lien on and security interest in the Collateral.

SECTION 4. Waiver; Reference to and Effect Upon the Loan Agreement.

4.1 Except as specifically amended or waived above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

4.2 Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute an amendment of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby. Upon the effectiveness of this Amendment, each reference in any “Loan Document” (as defined in the Loan Agreement as amended hereby) to the Loan Agreement shall mean the Loan Agreement as amended hereby.

SECTION 5. Fees and Expenses. Borrower shall pay all reasonable fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment.

SECTION 6. Release. Borrower, on behalf of itself and its agents, representatives, attorneys, successors and assigns, hereby releases and forever discharges Lender and its agents, representatives, partners, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, setoffs, counterclaims, demands, liabilities, suits, actions and causes of action of any kind, nature or description whatsoever, whether or not now known, that Borrower has, ever had or claimed to have had against Lender from the beginning of time to and including the date hereof.

Except with respect to the Loan Agreement (as amended hereby), the Revolving Note, any other Loan Document, and the agreements, documents and instruments executed in connection therewith, Lender, on behalf of itself and its agents, representatives, attorneys, successors and assigns, hereby releases and forever discharges Borrower and its agents, representatives, partners, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, setoffs, counterclaims, demands, liabilities, suits, actions and causes of action of any kind, nature or description whatsoever, whether or not now known, that Lender has, ever had or claimed to have had against Borrower from the beginning of time to and including the date hereof.

SECTION 7. Governing Law; Arbitration. This Amendment shall be governed by, construed under and enforced in accordance with the laws of the Commonwealth of Virginia without giving effect to its conflict of laws principles. Provisions of the Loan Agreement (as amended hereby) specifying that certain disputes between the Borrower and the Lender shall be resolved by binding arbitration are incorporated into this Amendment by reference and shall have the same force and effect as if fully set forth in this Amendment.

SECTION 8. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered under seal by the parties hereto as of the day and year first above written.

INTEGRAL SYSTEMS, INC., a Maryland corporation

By:	/s/ Peter J. Gaffney	(SEAL)
Name:	Peter J. Gaffney
Title:	Chief Executive Officer

BANK OF AMERICA, N.A.

By:	/s/ Michael D. Brannan	(SEAL)
Name:	Michael D. Brannan
Title:	Sr. Vice President

STATE OF	MARYLAND	)
CITY/COUNTY OF	CHARLES	)	To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Peter J. Gaffney, Chief Executive Officer of Integral Systems, Inc., a Maryland corporation (“Integral”), whose name is signed to the foregoing Fifth Amendment to Loan Agreement, appeared before me this 29th day of March 2007, and acknowledged that the foregoing is his true act and deed in such capacity and the true act and deed of Integral.

[SEAL]	/s/ Tory Walker
Notary Public

My Commission Expires: STATE OF                     ) CITY/COUNTY OF                     ) To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that                     , a                      of Bank of America, N.A., whose name is signed to the foregoing Fifth Amendment to Loan Agreement, appeared before me this      day of              2007, and acknowledged that the foregoing is his/her true act and deed and the true act and deed of Bank of America, N.A.

[SEAL]
Notary Public

My Commission Expires: